Exhibit 99.1

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Julien Balkany and Daryl Nanes, or either of them, the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with the investment by Nanes Delorme Partners I LP, the undersigned or any of their affiliates in the securities of VAALCO Energy, Inc. (“VAALCO”), including, without limitation, (i) relating to the formation of a Group (as defined below) whose members include Nanes Delorme Partners I LP, Nanes Balkany Partners LLC, Nanes Balkany Management LLC, Julien Balkany, Daryl Nanes, Leonard Toboroff and the undersigned, (ii) all filings on Schedule 13D (as defined below) to the extent required under applicable law, (iii) all filings on Forms 3, 4 and 5 (as defined below) to the extent required under applicable law, (iv) any solicitation of proxies or written consents in support of the election of directors of VAALCO or other proposal(s) and (v) all other matters related, directly or indirectly, to VAALCO (together, the “Investment”).  Such action shall include, but not be limited to:

1.           executing for and on behalf of the undersigned all Schedules 13D (“Schedule 13D”) required to be filed under Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder in connection with the Investment;

2.           executing for and on behalf of the undersigned all Forms 3, 4 and 5 (“Forms 3, 4 and 5”) required to be filed under Section 16(a) of the Exchange Act and the rules thereunder in connection with the Investment;

3.           executing for and on behalf of the undersigned all Joint Filing and Solicitation Agreements or similar documents pursuant to which the undersigned shall agree to be a member of a group, as contemplated by Rule 13d-1(k) promulgated under the Exchange Act (a “Group”), in connection with the Investment;

4.           performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

5.           taking any other action of any type whatsoever in connection with the Investment which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until December 31, 2008 unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 11th day of April, 2008.

/s/ Clarence Cottman III
Clarence Cottman III

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Julien Balkany and Daryl Nanes, or either of them, the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with the investment by Nanes Delorme Partners I LP, the undersigned or any of their affiliates in the securities of VAALCO Energy, Inc. (“VAALCO”), including, without limitation, (i) relating to the formation of a Group (as defined below) whose members include Nanes Delorme Partners I LP, Nanes Balkany Partners LLC, Nanes Balkany Management LLC, Julien Balkany, Daryl Nanes, Clarence Cottman III and the undersigned, (ii) all filings on Schedule 13D (as defined below) to the extent required under applicable law, (iii) all filings on Forms 3, 4 and 5 (as defined below) to the extent required under applicable law, (iv) any solicitation of proxies or written consents in support of the election of directors of VAALCO or other proposal(s) and (v) all other matters related, directly or indirectly, to VAALCO (together, the “Investment”).  Such action shall include, but not be limited to:

1.           executing for and on behalf of the undersigned all Schedules 13D (“Schedule 13D”) required to be filed under Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder in connection with the Investment;

2.           executing for and on behalf of the undersigned all Forms 3, 4 and 5 (“Forms 3, 4 and 5”) required to be filed under Section 16(a) of the Exchange Act and the rules thereunder in connection with the Investment;

3.           executing for and on behalf of the undersigned all Joint Filing and Solicitation Agreements or similar documents pursuant to which the undersigned shall agree to be a member of a group, as contemplated by Rule 13d-1(k) promulgated under the Exchange Act (a “Group”), in connection with the Investment;

4.           performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

5.           taking any other action of any type whatsoever in connection with the Investment which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until December 31, 2008 unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 11th day of April, 2008.

/s/ Leonard Toboroff
Leonard Toboroff